Northwestern Mutual Series Fund, Inc.

Supplement Dated October 1, 2019 to the

Statement of Additional Information Dated May 1, 2019

This Supplement revises certain information contained in the Statement of Additional Information (the “SAI”) for the Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2019, as supplemented June 28, 2019 and September 18, 2019. You should read this Supplement together with the SAI.

Sub-Adviser Change for Growth Stock Portfolio

On August 29, 2019, the Fund’s Board of Directors approved the replacement of Mellon Investments Corporation as the sub-adviser for the Fund’s Growth Stock Portfolio (the “Portfolio”), with T. Rowe Price Associates, Inc. (“T. Rowe Price”), who will serve as sub-adviser to the Fund’s Portfolio. T. Rowe Price will begin to provide sub-advisory services on or about November 14, 2019. In approving the Investment Sub-Advisory Agreement related to the foregoing engagement with T. Rowe Price, the Fund relied on an Exemptive Order issued by the Securities and Exchange Commission that permits the Fund and its investment adviser to hire or terminate a sub-adviser at any time without shareholder approval so long as, among other conditions, shareholders are provided notice of the change.

As a result of the foregoing change, effective November 14, 2019, all references to Mellon Investments Corporation as the sub-adviser for the Fund’s Portfolio are deleted and certain sections of the SAI shall be amended as noted below.

The Sub-Advisers

“The Sub-Advisers” section beginning on page B-68 is revised so that the paragraph related to T. Rowe Price is deleted and replaced with the following:

“T. Rowe Price Associates, Inc. (“T. Rowe Price”), 100 East Pratt Street, Baltimore, Maryland 21202, provides investment services to the Small Cap Value Portfolio, the Equity Income Portfolio, the Short-Term Bond Portfolio and the Growth Stock Portfolio pursuant to investment sub-advisory agreements. For the services provided for the Small Cap Value Portfolio, Mason Street Advisors pays T. Rowe Price a fee at the annual rate of 0.60% of the Portfolio’s net assets on the first $500 million of assets and 0.55% on assets over $500 million. T. Rowe Price was paid the following amounts for the Small Cap Value Portfolio for the last three years: $3,283,672.78 for the year ended December 31, 2016 equal to 0.59% of net assets, $3,753,494.00 for the year ended December 31, 2017 equal to 0.59% of net assets, and $3,752,264.09 for the year ended December 31, 2018 equal to 0.59% of net assets. For services provided to the Equity Income Portfolio, Mason Street Advisors pays T. Rowe Price 0.475% on the first $50 million of the Portfolio’s assets, reduced to 0.425% on the next $50 million. The sub-advisory fee is reset to 0.375% of the Portfolio’s average net assets at $100 million, to 0.325% at $200 million, to 0.30% at $500 million and is 0.275% on assets from $500 million to $1 billion. The sub-advisory fee is reset to 0.275% of the Portfolio’s average net assets at $1 billion and is reset to 0.25% at $1.5 billion. T. Rowe Price will provide Mason Street Advisors with a transitional fee credit to eliminate any discontinuity between the tiered fee schedule and the flat fee schedule once assets exceed certain amounts. T. Rowe Price was paid the following amounts for the Equity Income Portfolio for the last three years: $2,312,930.25 for the year ended December 31, 2016 equal to 0.31% of net assets, $2,488,963.00 for the year ended December 31, 2017 equal to 0.31% of net assets, and $2,478,806.54 for the year ended

December 31, 2018 equal to 0.31% of net assets. For the services provided for the Short-Term Bond Portfolio, Mason Street Advisors pays T. Rowe Price 0.225% on the first $50 million of the Portfolio’s assets, reduced to 0.175% on the next $50 million. The sub-advisory fee is reset to 0.15% of the Portfolio’s average net assets at $100 million and reset to 0.125% at $250 million. The sub-advisory fee is 0.10% on assets in excess of $500 million, and is reset to 0.10% at $1 billion in assets. T. Rowe Price will provide Mason Street Advisors with a transitional fee credit to eliminate any discontinuity between the tiered fee schedule and the flat fee schedule once assets exceed certain amounts. T. Rowe Price was paid the following amounts for the Short-Term Bond Portfolio for the last three years: $321,861.32 for the year ended December 31, 2016 equal to 0.13% of net assets, $331,534.00 for the year ended December 31, 2017 equal to 0.12% of net assets, and $352,904.28 for the year ended December 31, 2018 equal to 0.12% of net assets. Effective November 14, 2019, T. Rowe Price provides sub-advisory services to the Growth Stock Portfolio. For the services provided for the Growth Stock Portfolio, Mason Street Advisors pays T. Rowe Price a fee at the annual rate of 0.50% of the Portfolio’s net assets on the first $50 million of assets, reduced to 0.40% on the next $50 million. The sub-advisory fee is reset to 0.40% of the Portfolio’s average net assets at $100 million. The sub-advisory fee is reduced to 0.375% on assets from $250 million to $500 million, and to 0.35% on assets from $500 million to $1 billion. The sub-advisory fee is reset to 0.30% of the Portfolio’s average net assets at $1.5 billion. T. Rowe Price will provide Mason Street Advisors with a transitional fee credit to eliminate any discontinuity between the tiered fee schedule and instances where the schedule provides for a flat fee. A fee discount may apply based on the aggregated annual fees paid on assets managed by T. Rowe Price for the Fund. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company. As of June 30, 2019, assets under management were approximately $1.125 trillion.”

Disclosure of Non-Public Holdings Information

The table beginning at the bottom of page B-83 of the SAI sub-section titled “DISCLOSURE OF PORTFOLIO HOLDINGS – Disclosure of Non-Public Holdings Information” is revised so that the disclosures with respect to the Portfolio and the additional Fund portfolios sub-advised by T. Rowe Price, read as follows:

Growth Stock Portfolio Equity Income Portfolio Small Cap Value Portfolio Short-Term Bond Portfolio (sub-advised by T. Rowe Price Associates, Inc.)

•  Institutional Shareholder Services, Inc., as proxy service provider

•  The Bank of New York Mellon, in connection with fund accounting and middle-office functions

•  Bloomberg L.P. , for analytics, risk, performance attribution and reporting

•  MSCI, Inc., for portfolio liquidity analysis

•  FactSet Research Systems, Inc., for

analytics, risk, performance attribution and reporting

Appendix D Updates Related to Sub-Adviser Change

The “Other Accounts Managed by Portfolio Managers” table beginning on page B-113 is hereby amended to: (1) delete references to Leigh Todd as portfolio manager for the Portfolio; and (2) add Larry J. Puglia’s information with respect to the Portfolio. The information below for Mr. Puglia is as of June 30, 2019:

Portfolio Manager(s)	Fund	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Larry J. Puglia	Growth Stock Portfolio	9 registered investment companies with $82.1 billion in total assets under management	20 other pooled investment vehicles with $17 billion in total assets under management	17 other accounts with $5.9 billion in total assets under management. 1 other account with $814.7 million in total assets which charge an advisory fee based on the performance of the account.

Under the “Compensation of Portfolio Managers” sub-section beginning on page B-125, the information relating to T. Rowe Price is deleted and replaced with the following:

“T. Rowe Price Associates, Inc. (“T. Rowe Price”). Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grants. Compensation is variable and is determined based on the following factors.

Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and Price Hong Kong, Price Singapore, Price Japan, and T. Rowe Price International, as appropriate) evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500 Index) and the Lipper average or index (e.g., Large-Cap Growth Index) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the T. Rowe Price funds in their regular review of fund performance. Performance is primarily measured on a pretax basis, although tax efficiency is considered.

Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform; working effectively with and mentoring others; and other contributions to our clients, the firm, or our culture are important components of T. Rowe Price’s long-term success and are generally taken into consideration.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits and are eligible to participate in a supplemental savings plan sponsored by T. Rowe Price Group.

This compensation structure is used when evaluating the performance of all portfolios managed by the portfolio manager.”

Under the “Conflicts of Interest” sub-section beginning on page B-139, the information relating to T. Rowe Price is deleted and replaced with the following:

“T. Rowe Price Associates, Inc. (“T. Rowe Price”). Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds, and common trust funds. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures that they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients.

T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. (“Morningstar”). Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the T. Rowe Price funds. T. Rowe Price manages the Morningstar retirement plan and acts as subadvisor to two mutual funds offered by Morningstar. In addition, T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.

Since the T. Rowe Price funds and other accounts have different investment objectives or strategies, potential conflicts of interest may arise in executing investment decisions or trades among client accounts. For example, if T. Rowe Price purchases a security for one account and sells the same security short for another account, such a trading pattern could disadvantage either the account that is long or short. It is possible that short sale activity could adversely affect the market value of long positions in one or more T. Rowe Price funds and other accounts (and vice versa) and create potential trading conflicts, such as when long and short positions are being executed at the same time. To mitigate these potential conflicts of interest, T. Rowe Price has implemented policies and procedures requiring trading and investment decisions to be made in accordance with T. Rowe Price’s fiduciary duties to all accounts, including the T. Rowe Price funds. Pursuant to these policies, portfolio managers are generally prohibited from managing multiple strategies where they hold the same security long in one strategy and short in another, except in certain circumstances, including where an investment oversight committee has specifically reviewed and approved the holdings or strategy. Additionally, T. Rowe Price has implemented policies and procedures that it believes are reasonably designed to ensure the fair and equitable allocation of trades, both long and short, to minimize the impact of trading activity across client accounts. T. Rowe Price monitors short sales to determine whether its procedures are working as intended and that such short sale activity is not materially impacting our trade executions and long positions for other clients.”

As of June 30, 2019, Mr. Puglia does not own any Northwestern Mutual variable annuities or variable life contracts with investments in the Growth Stock Portfolio.

Please retain this Supplement for future reference.